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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 1998


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                              STARBUCKS CORPORATION
             (Exact name of registrant as specified in its charter)

        WASHINGTON                  0-20322                     91-1325671
(State or other jurisdiction      (Commission                (I.R.S. Employer
    of incorporation)             File Number)              Identification No.)


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                             2401 UTAH AVENUE SOUTH
                            SEATTLE, WASHINGTON 98134
         (Address of principal executive offices, including zip code)

                                 (206) 447-1575
              (Registrants' telephone number, including area code)



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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S


        On June 4, 1998, in connection with the consummation of the acquisition of all of the equity interests of Seattle Coffee Holdings Limited ("Seattle Coffee"), Starbucks Corporation issued 1,292,384 shares of its common stock, no par value per share (the "Common Stock") pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") provided by Rule 903 of Regulation S promulgated under the Securities Act. Such shares of Common Stock were issued in exchange for all of the equity interests in Seattle Coffee held by sixty-eight (68) shareholders and optionholders of Seattle Coffee who are not "U.S. Persons" as defined in Rule 902(o) of Regulation S. Simultaneously with the issuance of shares of Common Stock under Regulation S, Starbucks Corporation issued 525,510 shares of Common Stock pursuant to Regulation D promulgated under the Securities Act to the shareholders and optionholders of Seattle Coffee who are "U.S. Persons" as defined in Rule 902(o) of Regulation S. No underwriters were involved in either of the two issuances.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Starbucks Corporation
                                               (Registrant)


Dated:  June 18, 1998                              /s/ MICHAEL CASEY
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                                                By:   Michael Casey
                                                      executive vice president,
                                                      chief financial officer
                                                      and chief administrative
                                                      officer